Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1.CONTRACT ID CODE	PAGE OF PAGES
U	1 | 3
2.AMENDMENT/MODIFICATION NO.	3.EFFECTIVE DATE 17-Sep-2013	4.REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5.PROJECT NO. (If applicable)
6.ISSUED BY CODE	HDTRA1	7.ADMINISTERED BY (If other than item 6) CODE	S2401A
DEFENSE THREAT REDUCTION AGENCY/J4C	DCMA TWIN CITIES
8725 JOHN J. KINGMAN ROAD, MSC 6201	B.H. WHIPPLE FEDERAL BLDG, RM 1150
FORT BELVOIR VA 22060-6201	FT. SNELLING MN 55111
8.NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)	9A. AMENDMENT OF SOLICITATION NO.
BIOPROTECTION SYSTEMS CORPORATION DR. CHARLES LINK 2901 SOUTH LOOP DR STE 3360 AMES IA 50010-8646	9B. DATED (SEE ITEM 11)
X	10A. MOD. OF CONTRACT/ORDER NO.
HDTRA 1-09-C-0014
X	10B. DATED (SEE ITEM 13)
CODE 47EJ3 | FACILITY CODE	19-Sep-2011
11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐	is extended	☐	is not extended
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By ackNowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OR YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.ACCOUNTING AND APPROPRIATION DATA (If required)
13.THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) IAW FAR 52.243-2 Al: V Changes, Cost Reimbursement
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: hunterk131476

the purpose of this modification is to extend the Base period of performance from 24 Sep 13 to 24 Sep 14 and incorporate a revised Statement of Work dated 02 Jul 13. This is a no-cost extension (NCE). All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Carl Langren, VP Finance
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Carl Langren	9/18/2013	BY ______________________
EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84	Prescribed by GSA
FAR (48 CFR) 53.243

Exhibit 10.1

HDTRA 1-09-C-0014
(hunterk 131476)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 000I has been changed from:

DELI VERY DATE POP 25-SEP-2009 TO	QUANT ITY N/A	SHIP TO ADDRESS DEFENSE THREAT REDUCTION	UIC HDTRA1
24-SEP-2013		AGENCY/RD-CBM
SEE SEPARATE LETTER
8725 JOHN J KI NGMAN ROA D, M AIL
STOP 6201, FORT BELVOIR VA 22060
FOB: Destination

To:

DELI VERY DATE POP 25-SEP-2009 TO	QUANT ITY N/A	SHIP TO ADDRESS DEFENSE THREAT REDUCTION	UIC HDTRA1
24-SEP-2014		AGENCY/RD-CBM
SEE SEPARATE LETTER
8725 JOHN J KI NGMAN ROA D, M AIL
STOP 6201, FORT BELVOIR VA 22060
FOB: Destination

The following Delivery Schedule item for CLI N 0002 has been changed from:

DELIVERY DATE POP 25-SEP-2009 TO	QUANTITY N/A	SHIP TO ADDR ESS DEFENSE THREAT REDUCTION	U IC HDTRA1
24-SEP-2013		AGENCY/RD-CBM
SEE SEPARATE LETTER
8725 JOHN J KINGMAN ROAD, MAIL
STOP 6201,
FORT BELVOIR VA 22060
FOB: Destination

Exhibit 10.1

HDTRA 1-09-C-0014
(hunterkl31476)

To:

DELIVERY DATE POP 25-SEP-2009 TO	QUANTITY N/A	SHIP TO ADDR ESS DEFENSE THREAT REDUCTION	U IC HDTRA1
24-SEP-2014		AGENCY/RD-CBM
SEE SEPARATE LETTER
8725 JOHN J KINGMAN ROAD, MAIL
STOP 6201,
FORT BELVOIR VA 22060
FOB: Destination

SECTION J - LI ST OF DOCUM ENTS, EXH I BITS AND OTHER ATTACHM ENTS

The Table of Contents has changed from:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Statement of Work	18	15-Aug-2011
Attachment 2	CDRLS	5	15-SEP-2009

to:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	CLIN 002 Exhibit(s)	1
Attachment 1	Revised Statement of Work	18	02-JUL-2013
Attachment 2	CDRLS	5	15-SEP-2009

(End of Summary of Changes)